MARATHON DIGITAL HOLDINGS

Nasdaq: ***MARA***
March 2021

Building America's Leading Enterprise Bitcoin Miner

Marathon at-a-glance

Building the largest self-mining operation in North America at one of the lowest energy costs.

Potential to grow monthly revenue from **$500,000** to **$102,950,000** by Q1 2022 by…

- ***AGGRESSIVELY INCREASING MINING POWER*** (probability of earning Bitcoin)
- ***REDUCING*** bitcoin production costs

*All projections based on BTC price of $60,000 and difficulty rates as of March 2021

MARATHON DIGITAL HOLDINGS

Headquarters: Las Vegas, NV

Mining Facility: Hardin, MT

103,120 miners

representing

6.4% of Global Bitcoin Hashrate

And producing

55 – 60 BTC/Day

Electricity cost: $0.028/kWh

Scaling as Bitcoin Appreciates

If all miners were deployed today*, and Bitcoin's price was...

$55,000/BTC	$60,000/BTC	$65,000/BTC
103,120 miners producing 10.37 EH/s	103,120 miners producing 10.37 EH/s	103,120 miners producing 10.37 EH/s
6.4% of global bitcoin hashrate	6.4% of global bitcoin hashrate	6.4% of global bitcoin hashrate
55-60 Bitcoins per day at an avg. cost of $4,541/BTC	55-60 Bitcoins per day at an avg. cost of $4,541/BTC	55-60 Bitcoins per day at an avg. cost of $4,541/BTC
$94.4 million in ***revenue*** per month	***$103.0 million*** in ***revenue*** per month	***$111.5 million*** in ***revenue*** per month
$86.5 million in ***mining profit*** per month	***$95.0 million*** in ***mining profit*** per month	***$103.6 million*** in ***mining profit*** per month

*Assuming difficulty rates as of March 2021

Owning Bitcoin can feel complicated.

FOR SOME, IT'S IMPRACTICAL.
But many want exposure.

How should I store it?

How is this taxed?

Where can I spend it?

How is this taxed?

What if an exchange is hacked?

Which exchange should I use?

What are private & public keys?

Which wallet should I use?

How do I invest with my retirement account?

How do I insure it?

How do I exchange it?

What is cold storage?

How do I keep it safe?

What if I lose my keys?

What if I lose my BTC?

What if my fund doesn't let me hold crypto?

Exposure to "Digital Gold" is Simple

Just like with physical gold, you can…

Purchase the asset itself

BTC

Invest in a producer
(i.e., miner)

MARATHON DIGITAL HOLDINGS

Nasdaq: MARA

Buy into an ETF

GRAYSCALE BITCOIN TRUST

OTC: GBTC

Marathon Creates Opportunities for Alpha

Recent Case Studies

*From Nov. 20, 2020 to Dec. 22, 2020**

BTC: Up **28%** from $18,675 to $23,823

GBTC: Up **43%** from $21.24 to $30.39

MARA: Up **312%** from $3.39 to $13.97

*From Dec. 31, 2020 to Mar. 12, 2021**

BTC: Up **98%** from $28,949 to $57,265

GBTC: Up **56%** from $32.00 to $50.0

MARA: Up **290%** from $10.44 to $40.70



4900%
4400%
3900%
3400%
2900%
2400%
1900%
1400%
900%
400%
-100%
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
BTC
MARA
GBTC

*All percentage changes calculated from closing prices
Sources: CapitalIQ and Yahoo Finance

Adoption is Accelerating

"I like bitcoin even more now than I did then. I think we are in the first inning of bitcoin, and it's got a long way to go."
- ***Paul Tudor Jones***, October 2020

PayPal launches new service allowing users to ***buy, hold, and sell cryptocurrency***, enabling cryptocurrency as a funding source for digital commerce at ***its 26 million merchants***
-October 2020

2020 Institutional Investors Digital Asset Survey
By Fidelity Digital Assets

- 36% of institutional investors surveyed currently invest in digital assets.
- Almost 60% of all investors surveyed have a neutral or positive perception toward digital assets.
- Almost 80% of investors found something appealing about digital assets.

Square, Inc. invests ***$50 Million*** in Bitcoin
- October 2020

Bitcoin & Traditional Assets ROI (vs USD)

as of Dec. 31, 2020

	Bitcoin	Gold	S&P 500
1 year:	+305%	+25%	+16%
2 year:	+686%	+49%	+50%
3 year:	+103%	+46%	+40%
4 year:	+2,939%	+65%	+68%
5 year:	+6,678%	+79%	+84%

Bhutoria, Ria. ***"Bitcoin's Role as an Alternative Asset."*** *Bitcoin Investment Thesis* , Oct. 2020, www.fidelitydigitalassets.com/bin-public/060_www_fidelity_com/documents/FDAS/bitcoin-alternative-investment.pdf. Chaparro, Frank. ***"Paul Tudor Jones Says He Likes Bitcoin More than Ever, Says 'We Are in the First Inning'."*** The Block, 2020, www.theblockcrypto.com/linked/82023/paul-tudor-jones-bitcoin-interview. Helms, Kevin. ***"Bitcoin Skeptic Turns Bitcoin Bull: Billion Dollar Company Buys 17K BTC in 74 Hours: News Bitcoin News."*** *Bitcoin News*, 20 Sept. 2020, news.bitcoin.com/bitcoin-bull-microstrategy/. Bhutoria, Ria. ***"THE INSTITUTIONAL INVESTORS DIGITAL ASSET SURVEY."*** *Fidelitydigitalassets.com*, June 2020, www.fidelitydigitalassets.com/overview.

Marathon's Growth Strategy

IN THEORY

1. Improve Bitcoin production by increasing hashrate
2. Continue to "de-risk" the business by becoming more resilient to potential declines in price of BTC

Power Output

More, powerful miners → increased power (hashrate)

Increased power → higher probability of earning BTC

Costs of BTC Production

Lower costs → higher profits & mitigated risks to business from BTC price fluctuation

IN PRACTICE

1. **New miners** increasing BTC production & revenue

2020 →	Q1 2022
BTC: 2 / day	**BTC:** 55-60 / day
Revenue: $500k / month	**Revenue:** $103.0 million / month

2. **New facility** – opportunity to increase scale ***12x*** with fixed cost of electricity → more leveraged exposure to Bitcoin

Today →	Potential
105 Megawatts @ 2.8 cents / kWh	500+ Megawatts @ 2.8 cents / kWh

Mining – The Engine that Fuels the Bitcoin Ecosystem

Mining – A system that adds transactions & provides security to the Bitcoin blockchain; How new bitcoins enter the market

A Miner – a computer designed to solve a mathematical algorithm (i.e., the Bitcoin code)

How it works

1. Bitcoin transactions are pooled together in a "block" & encrypted by a complex puzzle
2. Once a block is formed, miners compete to solve the puzzle

   Difficult to solve, yet simple to verify (Sudoku)
3. Once solved, the transactions are "verified" by the network
4. The new block of verified transactions is attached to a chain of prior blocks, hence "blockchain"
5. For solving the puzzle, miners are rewarded with Bitcoin

   Currently, 6.25 BTC per block / Blocks are solved, on avg., every 10 min.

The Path to Profitable Mining

Power (hashrate)

Costs of Production

Annual Mining Profitability

$$= \left[\left(\frac{\text{Marathon's hash rate}}{\text{Network hash rate}} \right) \times \left(\text{Price of BTC} \right) \times \left(\text{6.25 block reward} \right) \times \left(\text{52,560 blocks/year} \right) \right] - \left[\left(\text{Price of miners} \right) + \left(\text{Cost of electricity} \right) + \left(\text{Marathon's corporate expenses*} \right) \right]$$

Marathon Controls

- Its hash rate
- Cost of electricity
- Corporate expenses

Marathon Doesn't Control

- Network hash rate
- Price of BTC
- Block reward & # of blocks/year
- Price of miners

* Rent, employees, public company expense, etc.

History of Expansion & Growth

Q1 2020 | Q2 2020 | Q3 2020 | Q4 2020 | Q1 2021 | Q1 2022

- Began aggressively upgrading mining portfolio with next gen. miners
- Purchased 700 M30S+ & 1,1000 S19 Pro miners
- Eliminated long-term debt
- Announced $23 million contract with Bitmain to purchase 10,500 S19 Pro miners
- Increased hashrate 230% after installing 1,360 next gen. miners
- Partnered with Beowulf Energy: Relocated miners to 105 MW BTC Mining Data Center in Hardin, MT; Reduced aggregate mining costs 38%
- Purchased 90,000 S19 miner, including Bitmain's largest order ever
- Announced successful completion of shelf offering, increasing cash position to $217.6 million
- Formed Digital Currency Miners of North America (DCMNA)
- Increased cash position to $455.1 million after successful private placement
- Purchased 4,812.66 BTC for avg. price of $31,168
- Began installing 1st tranches of S-19 miners from Bitmain
- Rebranded to Marathon Digital Holdings
- All 103,120 deployed making Marathon one of the largest miners in North America

A KEY COMPETITIVE ADVANTAGE

Consistent Access to Low-Cost Electricity via Beowulf

BEOWULF ENERGY **PARTNERSHIP**

A Best-in-Class Energy Generation Company

- Developed, constructed, acquired, and operated over ***$5 billion*** of power generation and industrial assets
- Current Portfolio: 2.3 gigawatts of energy assets
- Owns 6 million shares in Marathon (skin-in-the-game)

Beowulf provides Marathon with a stable supply of electricity & opportunities for future growth

- 500+ MW earmarked for future blockchain & data center expansion
- Data center can house up to 30,000 S19 miners (3.320 EH/S)
- Leveraging expertise to open a second data center

AS A RESULT

Marathon's profitability ↑ & risk ↓

Electricity costs *decrease* to ***$0.028/kWh***

Aggregate mining costs for electricity + data center management *decrease* ***38%*** to ***$0.034/kWh***

Avg. BTC production cost: **$4,541/BTC**

Marathon now:

- Owns 100% of data center
- Retains 100% of BTC mining output
- Exploring opening renewable energy powered data center in northeastern U.S.

A KEY COMPETITIVE ADVANTAGE

Priority Access to the Industry's Premier Miners

BITMAIN PARTNERSHIP

The premier supplier of the industry's most advanced ASIC miners

- Guaranteed, priority access to the industry's top miners decreases risk of supply constraints & creates unique barrier to entry
- Fixed price to hedge against anticipated future price increases

Major Orders to Date

August 2020:
Announced $23 million contract for 10,500 S-19 Pro miners

October 2020:
Purchased 10,000 S-19 Pro miners for $22 million

December 2020:
Purchased 10,000 S-19j Pro miners for $22 million & announced $168 million contract for additional 70,000 S19 miners (Bitmain's largest order ever)



Uniquely Positioned for Long-Term Success

Marathon has eliminated obstacles faced by most mining companies

FOR MINING:
- ***Scale*** is paramount
- ***Access to capital*** is imperative

Public company structure allows the ability to act opportunistically & scale effectively

Since May 2020, investing over $257 million:
- $238 million in most advanced, state-of-the-art BTC miners
- $19 million buildout for Hardin, MT data center
- Current cash: $455.1 million (as of Jan. 2021)

PARTNERSHIPS:

BEOWULF ENERGY

Consistent supply of low-cost electricity at a fixed rate from an industry leader with skin-in-the-game decreases risk of price increases ($0.028/kWh)

BITMAIN

Guaranteed access to the industry's top miners at a fixed price decreases risk of supply constraints & creates hedge against anticipated price increases

Financial Highlights

$218.4 million in cash & crypto*

On track to produce 55-60 BTC per day

Cash flow positive

Improving mining margins

$4,541/BTC
Avg. BTC production cost

Minimal total liabilities

*Excludes Marathon's $150 million investment in BTC, which as of 3/15/21 was valued at $271 million

Audited financials as of Dec. 31, 2020
Mining estimates as of March 2021

Predictable Revenue Driving Profitability


Total Revenue
Total Cost
Gross Profit
$110,000,000
$100,000,000
$90,000,000
$80,000,000
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21
Jan-22
Feb-22

*Assuming BTC price of $60,000 and difficulty rate as of March 2021

Financials

$218,360,000 *1
Cash & Crypto

98,804,636 *2
Shares Outstanding

$1,506,000 *1
Total Liabilities

7,570,359 *2
Insiders

Summary Balance Sheet

$ Millions	Dec. 31, 2020
Cash & cash equivalents	$216.1
Digital currencies	2.3
Deposits	65.6
Prepaid expenses & other current assets	2.4
Total current assets	286.4
Total non-current assets	26.8
Total assets	$313.2
Accounts payable	$1.0
Total current liabilities	1.4
Total long-term liabilities	0.1
Total stockholders' equity	311.7
Total liabilities and equity	$313.2

Audited balance sheet data as of 12/31/2020;
*1 Audited cash and total liabilities as of 12/31/20. Subsequent to 12/31/2020, 12,500,000 shares were issued for $250,000,000 and $150 million was invested into BTC, which as of 3/15/21 had a market value of $271 million.
*2 Unaudited shares outstanding and insiders' holdings as of 3/15/2021

Key Investment Highlights

6.4% of global bitcoin hashrate

On track to produce **55-60** BTC/day at avg. cost of **$4,541/BTC**

Exclusive partnerships guarantee low energy cost & consistent access to miners

$216.1 M in Cash & **$1.5 M** in Total Liabilities

Growth strategy + low energy cost → leveraged exposure to BTC upside & mitigated downside risk

Consistent access to capital in capital intensive industry

Financials as of Dec. 31, 2020
Mining estimates as of March 2021

Contact Us

Marathon Patent Group

1180 North Town Center Drive, Suite 100
Las Vegas, NV 89144
Tel: 800-804-1690
info@marathonpg.com

Gateway Investor Relations

Matt Glover and Charlie Schumacher
Telephone: 949-574-3860
Email: MARA@gatewayir.com

Appendix

Safe Harbor Statement

Statements made in this presentation include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as "may," "will," "plan," "should," "expect," "anticipate," "estimate," "continue," or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading "Risk Factors" in the Company's Annual Reports on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

DISCLAIMER

This presentation is not intended to be and should not be considered as forward-looking statements by the Company. It is impossible to forecast what the price of bitcoin or the hash rate difficulty will be on any specific date, including during February 2022, when all the Company's miners are expected to be deployed. This presentation is for illustrative purposes only to provide the reader with an estimate of the Company's potential gross revenue, mining power and hosting costs, which might be attained if all miners were deployed as of a specific date and with certain parameters used, as set forth below. The source of this estimate is the Bitcoin Profit Calculator provided to the Company by ViaBTC, the mining pool that is currently used by the Company. A link to this calculator can be found at https://www.viabtc.com/?lang=en_US. The parameters used were total hash rate of 10.37 EH/s, bitcoin price of $60,000, power costs of $0.028/kWh and a hosting fee of $0.006/kWh.

Investor Notice

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under "Risk Factors" in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2019. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. Lastly, with the current worldwide situation caused by COVID-19, there can be no assurances as to when we may see any long-term sustained recovery in the bitcoin market, and if so, whether any recovery might be significant.

Proven Leadership with Technical Know-How

Management

Merrick Okamoto
Executive Chairman & CEO

Jim Crawford
Chief Operating Officer

Simeon Salzman
Chief Financial Officer

Board of Directors

- Merrick Okamoto
- Kevin DeNuccio
- Fred Thiel
- Michael Berg
- Peter Benz

Glossary of Relevant Terminology

Bitcoin (BTC) – a type of digital currency in which a record of transactions is maintained and new units of currency are generated by the computational solution of mathematical problems, and which operates independently of a central bank; a unit of bitcoin

Blockchain – a system in which a record of transactions made in bitcoin or another cryptocurrency are maintained across several computers that are linked in a peer-to-peer network

Block – a file that contains a "permanent" record of transactions

Mining (BTC) – the processing of transactions in the digital currency system, in which the records of current Bitcoin transactions, known as a blocks, are added to the record of past transactions, known as the block chain

Hash Rate – The Measure of a Miners Performance – # of calculations a miner can perform in 1 second as it works to solve the BTC code

Block Reward – The amount of BTC "awarded/earned" for successfully mining/verifying a block

Average # of BTC mined each day =

(Block Reward)
x
(6x/hr)
x
(24 hrs/day)

As of May 11, 2020:

(6.25 BTC/Block) ***x*** (6x/hr) ***x*** (24 hrs/day)
=
900 BTC per day on avg.